NEMUS Bioscience
OTCQB: NMUS
BIO CEO
February 13, 2018

Legal Disclaimer

This presentation contains "forward-looking statements", including statements regarding Nemus Bioscience, Inc. and its subsidiaries, within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. All of the statements in this presentation, whether written or oral, that refer to expected or anticipated future actions and results of NEMUS are forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements reflect our current projections and expectations about future events as of the date of this presentation. NEMUS cannot give any assurance that such forward-looking statements will prove to be correct. The reader is cautioned not to place undue reliance on these forward-looking statements.

The information provided in this presentation does not identify or include any risk or exposures, of NEMUS that would materially adversely affect the performance or risk of the company. For a description of the risks and uncertainties related to the business of NEMUS, see our Annual Report on Form 10-K filed with the Securities and Exchange Commission and our subsequent periodic reports filed with the Securities and Exchange Commission.

All information contained in this presentation is provided as of the date of the presentation and is subject to change without notice. Neither NEMUS, nor any other person undertakes any obligation to update or revise publicly any of the forward-looking statements set out herein, whether as a result of new information, future events or otherwise, except as required by law. This presentation shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities of Nemus, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This is presented as a source of information and not an investment recommendation.

Company Overview

NEMUS Bioscience is a publicly traded, life-science biotech company, focused on developing regulatory-approved, cannabinoid-based therapies, for a spectrum of diseases, especially those of unmet medical need

OTCQB	NMUS
Price (2/12/18)	$0.39/share 52-week high/low: $0.48/$0.10
Market Cap (2/8/18)	$56.2 M on fully converted basis
Shares Outstanding	144 M 100% fully converted
% Ownership by Majority Shareholder	58.02% shares
Warrants Outstanding	27.6 M (Avg. Strike @ $0.10)
Founded	2012
Base of Operations	Costa Mesa, California & Oxford, Mississippi



Nemus and Emerald Health

emerald HEALTH SCIENCES

NEMUS BIOSCIENCE

Nemus Secures Emerald Health Sciences as Strategic Majority Investor to help Advance Clinical Development of Novel Cannabinoid-based Therapeutics

- Emerald Health Sciences is an operating company focused on the medicinal potential of cannabis and cannabinoids. Its mission is to identify and invest in operating subsidiaries that offer it unique opportunities and provide appropriate resources to advance the development of its subsidiaries and their technologies.

- January 19, 2018: Nemus Bioscience receives $400,000 Funding under Convertible Bridge Loan and Closes Initial $1,500,000 Private Placement.

- Pursuant to the closing of the initial private placement, Emerald holds a majority of Nemus' common shares on a deemed fully converted basis.

- Dr. Brian Murphy is joined by Punit Dhillon and Jim Heppell as directors of the company. Mr. Dhillon and Mr. Heppell are also directors at Emerald.

NEMUS Value Proposition: Disrupting the cannabinoid therapeutic space

NEMUS BIOSCIENCE

Developing *Biosynthetic* Cannabinoids	• Currently, the only cannabinoid company with potential cost-effective and enhanced life-cycle scale-up production related to biosynthetic manufacturing of cannabinoids • The only cannabinoid company with re-engineered prodrugs and analogues of cannabinoids designed for multiple routes of administration
Targeting Unmet Needs in Multi-Billion Dollar Global Markets	• Developing cannabinoid molecules for the treatment and/or management of acute and chronic diseases, including a multi-cannabinoid platform for diseases of the eye, global pain markets, and anti-infectives to combat threats to the public health
Sole Development & Commercialization Partner with UM	• NEMUS is the sole development and commercialization partner of the University of Mississippi, drawing on 50 years of intellectual capital in cannabinoid chemistry and physiology from the only entity with a Federal license to directly study cannabinoids
Proprietary Pipeline with Global Patent Footprint	• The proprietary prodrug of THC has a global patent footprint including the world's largest pharma markets of USA, Japan and the EU

Exclusive strategic relationship with the University of Mississippi provides access to a diverse cannabinoid patent estate

NEMUS BIOSCIENCE

THE UNIVERSITY OF MISSISSIPPI
National Center for Natural Products Research

INCB NIDA DEA FDA

The University of Mississippi (*UM) is* the only entity in the US authorized by NIDA and the DEA to cultivate cannabis on behalf of the federal government for 50 years



NEMUS has exclusive, perpetual, worldwide exclusivity for all compounds and targets we are working on with UM for key fields of delivery

Patents have been issued for the proprietary prodrug of THC in the USA (2014), Japan (2015), Australia (2016); EU (2017); UK (2017) Canada (2017), and Hong Kong (2017)



Nemus and the University are currently engaged in the development of third-generation hybrid synthetic cannabinoid molecules with the goal of becoming the leading developer of second- and third-generation compounds in the field of cannabinoid-related medicines

Innovative Cannabinoid Formulations Designed for Improved Drug Delivery

NEMUS BIOSCIENCE

All NEMUS licensed delivery options optimize our prodrug cannabinoid technology by enhancing bioavailability by avoiding first-pass liver metabolism and offering more predictable pharmacokinetics

Delivery	Indications
Ocular Delivery	Glaucoma, Conjunctival & Retinal Diseases
Transmucosal Delivery	CINV & CIPN (suppository and buccal patch)
Transmembrane Delivery	CIPN &Anti-Infectives (nasal/transdermal/transmembraneous)

Nemus Cannabinoid Development Portfolio

NEMUS BIOSCIENCE

Drug Candidate	Target Indications	Projected Global Market Size	Developmental stage
NB1111 (Prodrug THC)	Glaucoma	$3+ B [1]	Pre-Clinical
NB1222 (Prodrug THC)	Chemotherapy-Induced Nausea and Vomiting (CINV)	$2 B [2]	Pre-Clinical
NB2111 (Analogue CBD)	Chemotherapy-Induced Peripheral Neuropathy (CIPN); pain syndromes	>$35 B [3]	Research
NB2222 (Analogue CBD)	Ocular Targets: uveitis, dry eye syndrome, macular degeneration, diabetic retinopathy	> $22 B	Research
Cannabinoid Platform NB3111	Methicillin-resistant Staph aureus (MRSA); gram-positive bacteria; viral species	>$6 B [4]	Research

1. GlobalData; 2015
2. Transparency Market Research, 2014
3. Transparency Market Research, 2016
4. Pew Trust MRSA Survey, 2012

Nemus Ophthalmology Platform

Prodrug of THC
(NB1111)

Analogue of CBD
(NB2222)

Posterior Compartment

- Macular degeneration (CBD; THC:CBD)
- Diabetic retinopathy (CBD)
- Retinitis pigmentosa (orphan) (THC)


Blood-Retinal Barrier
Blood-Aqueous Barrier
Ciliary Body
Iris
Aqueous Humor
Cornea
Optic Nerve
Sclera
Choroid
Retina
Vitreous Humor
Lens
1
2
3
8
Conjunctiva

Anterior Compartment

- Glaucoma (THC)
- Dry eye syndrome (CBD)
- Uveitis (orphan; CBD))

NB1111

For the Treatment of Glaucoma

The Glaucoma Market

Large Market	• $3+ billion globally and growing with aging populations • $2.6 billion US market (35 MM Rx)* • Glaucoma as a "Non-responder" market presents greater opportunities; >50% of patients on 2 or more Rx
High Unmet Medical Need	• A leading cause of irreversible blindness in the US due to death of retinal ganglion cells (RGS)
Well Defined Regulatory Path	• Regulatory strategy: • Potential for "urgent medical need" and "breakthrough therapy" FDA designations
Cannabinoids Demonstrate Efficacy & Neuroprotection	• Cannabinoids have exhibited neuroprotective qualities *in vitro* and *in vivo* (multiple animal species) related to preservation of the optic nerve
Early Development M&A	• Historically, licensing and acquisitions in the glaucoma market occur predominantly earlier in development (pre-clinical & phase 1)

* IMS; 2016

Cannabinoid receptors in the eye



A
1
2
3
4
ß2m = 259 bp
CB1 = 330 bp
B
CB1 MRNA (% of ß2 m)
200
100
50
0
Retina
Ciliary Body
Iris

FIG. 1. (A) RT-PCR of CB1 and β_2m from human eye: retina (lane 1); ciliary body (lane 2); iris (lane 3); negative control (lane 4); run on a non-denaturing 5% polyacrylamide gel. (B) Relative differences of CB1 transcripts in the human eye. The level of mRNA in the retina (25.8 ± 2.46%), ciliary body (210 ± 11.55%) and iris (62.7 ± 5.94%) were compared by RT-PCR. CB1 mRNA content was normalized with that of β_2m and expressed relative to the β_2m mRNA level ($n = 5$; bars are SEM).

- Modulation of cannabinoid receptor tone already exists by virtue of the endocannabinoid system located in the eye and other organs
- CB1 receptors display a higher density in the anterior compartment than the posterior (1)
- CB1 receptors have been localized to ciliary epithelium, ciliary muscle, trabecular meshwork, canal of Schlemm, iris; organs that help regulate intra-ocular pressure (IOP) (2)
- CB1 receptors have also been localized in lower density in the posterior compartment in the choroid and retina (3)
- CB2 receptors are more prevalent in the posterior compartment of the eye (1)

1. Porcella A et al; Eur J Neuroscience, 2000; 12:1123-1127
2. Chien FY, et al. Arch Ophthal, 2003; 121:87-90
3. Wei Y, et al. Molecular Vision, 2009; 15: 1243-1251

THCVHS vs THC: CB receptor dynamics*

NEMUS BIOSCIENCE

- Experiments have shown that THCVHS does not substantively bind CB receptors
- The physiological effect comes from THC derived from the prodrug



CB1 Receptor Binding
[3H]-CP-55,940 Specific Binding (% of Control)
Log Concentration (M)
Δ9-THC-Val-HS
Δ9-THC
CP-55,940
CB2 Receptor Binding
[3H]-CP-55,940 Specific Binding (% of Control)
Log Concentration (M)
Δ9-THC-Val-HS
Δ9-THC
CP-55,940

Compound	CB1		CB2	
	IC-50 (μM)	Ki (μM)	IC-50 (μM)	Ki (μM)
Δ^9-THC-VAL-HS	1.593 ± 0.289	0.960 ± 0.174	2.430 ± 0.164	1.215 ± 0.082
Δ^9-THC	0.077 ± 0.008	0.044 ± 0.005	0.047 ± 0.002	0.032 ± 0.001
CP-55,940	0.005 ± 0.001	0.003 ± 0.000	0.004 ± 0.000	0.002 ± 0.000

FIGURE 6. Cannabinoid receptor (CB1 and CB2) binding studies with THC-Val-HS, THC, and CP-55,940.

*Goutham R, et al. IVOS, 2017; 58(4): 2167-2179

THCVHS vs pilocarpine and timolol achieves 45% reduction in IOP*



Percent baseline IOP
110
100
90
80
70
60
50
0
30
60
90
120
150
180
210
240
270
300
330
360
Time (min)
THC Val-HS in Tocrisolve (THC eq: 0.6 % w/v, 300 ug)
Timolol Maleate eye drops (0.25 % w/v)
Pilocarpine eye drops (2 %w/v)

FIGURE 5. IOP-Time profiles obtained with THC-Val-HS, timolol maleate, and pilocarpine eye drops (marketed) in rabbit glaucoma model. Numbers in brackets represent concentration (%w/v) and dose equivalent to THC (μg). Actual baseline values (mean ± SEM in mm Hg) for IOP in the following different formulations: THC-Val-HS in Tocrisolve (26.8 ± 0.4), timolol maleate eye drops (24.0 ± 1.9), and pilocarpine eye drops (27.1 ± 0.3). *IOP drop from timolol maleate is significantly different form THC-Val-HS and pilocarpine ($P < 0.05$). **IOP drop from THC-Val-HS is significantly different from timolol maleate and pilocarpine ($P < 0.05$).

*Goutham R, et al. IVOS, 2017; 58(4): 2167-2179

THCVHS (prodrug) vs THC IOP reduction over time profile: Prodrug achieves significant decline in IOP using SLN (solid lipid nanoparticle) technology

NEMUS BIOSCIENCE


IOP vs time profile
IOP as a % of the baseline IOP
130
120
110
100
90
80
70
60
50
40
0
50
100
150
200
250
300
350
400
Time (min)
THC-VHS SLN (0.4% THC)
THC-VHS Tocrisolve (0.6% THC)
THC SLN (0.6%)
THC VHS SLN (0.6%),Repeat

Data reveals the following:

- THCVHS in Tocrisolve exhibits IOP maximum decline of 47%
- THCVHS in SLN exhibits IOP maximum decline of 35%
- THC in SLN exhibited roughly 8-10% decline in IOP
- Encapsulating THCVHS in an SLN enhanced the half-life by almost doubling the time of physiologic effect

Superior reduction in IOP by THCVHS versus THC explained by enhanced tissue penetration into organs regulating IOP in rabbit glaucoma model (testing to 180 minutes post-dose)



In-vivo ocular disposition at 180 min
THC concentration (ng/g of tissue)
1600
1400
1200
1000
800
600
400
200
0
THC-VHS-SLN
THC-VHS-TOC
THC SLN
Formulations
Aqueous Humor
Vitreous Humor
Retina Choroid
Iris Ciliary
• Drug localizes to ocular organs responsible for IOP regulation
• No THC detected in the plasma of the study animals even after 5 days of dosing

- THC administered in an SLN showed no appreciable concentration in ocular tissues regulating IOP

Cannabinoids Shown to Be Neuroprotective in Multiple Animal Models Assessing Integrity of the Optic Nerve

NEMUS BIOSCIENCE

Neuroprotective Effect of(−)Δ[9]-Tetrahydrocannabinol and Cannabidiol in *N*-Methyl-D-Aspartate-Induced Retinal Neurotoxicity

Involvement of Peroxynitrite

[Cannabinoid applications in glaucoma].

[Article in Spanish]

Author information

Abstract

INTRODUCTION: Glaucoma is a slowly progressive … causes of legal blindness throughout the world. … for the medical treatment of glaucoma is currently … new therapeutic horizons, such as the potential use … treatment of glaucoma.

AIM: To review the current scientific literature related … different ways of administration of cannabinoids in …

DEVELOPMENT: Cannabinoid receptors have sho… implicated in the regulation of the intraocular pressure, … Through activation of CB1 and CB1 specific receptors and through other still unknown pathways, the cannabinoid agonists have shown both a clear hypotensive, as well as an experimentally proved neuroprotective effect on retinal ganglion cells.

CONCLUSIONS: Some cannabinoid agonists (WIN 55212-2, anandamide) have demonstrated, in experimental studies, to act as «ideal drugs» in the management of glaucoma, as they have been shown to have good tolerability after topical application, efficiently reduce intraocular pressure, …

Experimental Eye Research

Volume 136, July 2015, Pages 45-58

Synthetic and endogenous cannabinoids protect retinal neurons

Cannabinoids and glaucoma

Abstract



- Cannabinoid agonists have shown both a clear hypotensive and neuroprotective effect on retinal ganglion cells
- CB1 receptors to a greater extent than CB2 receptors, have been implicated in mediating cannabinoid-induced neuroprotection
- Experimentally, in multiple animal species, synthetic and endogenous cannabinoids have displayed a protective effect on neurons
- Possible mechanism related to disrupting the glutamate: NMDA apoptosis cycle in RGCs

Experimental Eye Research

Volume 110, May 2013, Pages 55-58

Neuroprotective effects of topical CB1 agonist WIN 55212-2 on retinal ganglion cells after acute rise in intraocular pressure induced ischemia in rat

NB1111 (Glaucoma/Ophthalmology)

Multi-Chamber Ocular Penetration	• Penetrates multiple chambers of the eye in test animals • The proprietary formulation allows THC to be absorbed across membranes that are normally barriers to absorption
Lowers IOP	• Produces a 45% reduction in Intra-Ocular Pressure (IOP) in glaucoma animal model in Tocrisolve suspension; roughly 35% in half-life extending solid lipid nanoparticles
Posterior Chamber Entry & Neuroprotection	• Potentially first medication to exert direct neuroprotection of the optic nerve (retinal ganglion cells; RGCs) by inhibiting apoptosis pathway
Potential Reduction of Adverse Events	• No detectable THC or 11-OH-THC found in systemic circulation after multiple doses (ng sensitivity of detection) • Cannabinoid-class molecules administered directly into the eye could offer a treatment option to lower risk of serious or systemic adverse events
Primary & Adjunctive Therapy Markets	• By virtue of safety/efficacy/neuroprotection profile of cannabinoid-class molecules, NB1111 could be a potential primary or adjunctive therapy in managing glaucoma

Analogue of CBD: NB2222

Dry Eye Syndrome

Global Dry Eye Syndrome Market Size and Forecast, 2015 - 2024 (US$ Billion)



Global Dry Eye Syndrome Market Size and Forecast, 2015 - 2024 (US$ Billion)
CAGR 6.9% (2016 - 2024)
4.9
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Source: Variant Market Reseach, Global Dry Eye Syndrome Market Report, Oct 2017

Treatment Categories for Dry Eye*

Lubricants	Nutrition	Anti-inflammatory agents	Autologous serum lid margin disease management	Adjuncts
• Emulsions • Gels • Ointments • Sustained release	• Essential fatty acids	• Topical cyclosporine • Topical corticosteroids • Oral doxycycline, minocycline	• Manual • Mechanical • Intense pulsed light	• Punctal occlusion • Contact lenses • Environmental (external milieu) and systemic medication modifications

*Adapted from Clinical Perspectives: Addressing Unmet Needs in Dry Eye Disease; Proceedings from the CME Symposium AAO, 2015

NB2222: Assessing ocular permeation

NEMUS BIOSCIENCE

STUDY PURPOSE

- Cannabidiol (CBD) is one of the active components of the plant *Cannabis sativa* and has been studied in the management of neurological diseases, sleep disorders, and the management of pain.
- CBD, by virtue of its anti-inflammatory properties, might also be a treatment option for the pain and discomfort associated with dry eye syndrome in the anterior compartment as well as diabetic retinopathy induced pain and inflammation in the posterior compartment, by modulating the formation of tumor necrosis factor (TNF) and scavenging reactive oxygen species (ROS).
- CBD is a lipophilic molecule (log P 5.9) making its topical delivery to target tissues of the eye extremely challenging.
- This work aims at improving ocular penetration of CBD by means of analogue derivatization.

Pranjal, et al, AAPS, 2017, poster M5100

Tissue distribution of CBD derivatives

NEMUS BIOSCIENCE



Analog Conc (ng/g of tissue) & CBD Conc (ng/g of tissue) vs. Tissue Analyzed
CBD Conc (ng/g of tissue)
Analog Conc (ng/g of tissue)
1000
800
600
400
200
0
1500
1000
500
0
AH
IC
RC
VH
Tissue Analyzed
Formulation dosed
CBD
CBD-HS
CBD-Di-VAL
CBD-Di-VHS
CBD-Mono-VHS
CBD-Mono-Val
CBD
CBD-HS
CBD-Di-VAL
CBD-Di-VHS
CBD-Mono-VHS
CBD-Mono-Val

Fig.3. Disposition of CBD and analogs formulated in Tocrisolve™ emulsion 90 minutes post topical administration in AH, IC, RC, VH. CBD, CBD-Di-VHS, CBD-Mono-VHS (n=6); CBD-HS, CBD-Di-Val, CBD-Mono-Val (n=3)

*AH= aqueous humor; IC= iris/ciliary bodies; RC= retina choroid; VH= vitreous humor

NB2222 (CBVVHS) demonstrated best ocular bioavailability, cannabinoid activity & stability with slow conversion to CBD

NEMUS BIOSCIENCE

RESULTS

In Vitro Studies:

- CBD-Di-VHS showed a slow decline over six hours, but we did not observe bioconversion to CBD.
- The amino acid analogue, CBD-Di-Val **retained analogue levels up to six hours** whilst slowly converting to CBD.
- The **AA** or **DCA** analogues **did not permeate** efficiently to the anterior as well as posterior segments.
- A **combination amino acid-dicarboxylic acid (AA-DCA) analogue** could impart improved stability and permeation characteristics.

In Vivo Studies:

- The mono derivatized form CBD-Mono-VHS and CBD-HS showed a **conversion of Analogue to CBD** indicating slow bioconversion of analogue.
- The AA-DCA analogues, CBD-Di-VHS and CBD-Mono-VHS showed **enhanced permeation to the posterior ocular tissues, IC and RC**.

CONCLUSIONS

1. Chemical-engineering of analogs, taking into account the microenvironment of the eye and tissue barrier characteristics, is an efficient way of designing molecules with improved permeation profiles.
2. A DCA-AA derivatization protocol resulted in analogs with favorable physico-chemical properties allowing improved permeation (into multiple ocular compartments) and stability.
3. CBD-Mono-VHS demonstrated the best ocular bioavailability and overall stability.

Pranjal, et al, AAPS, 2017, poster M5100

Nemus Revised Pipeline Timeline Relative to Goals (I)

NEMUS BIOSCIENCE

- Lack of adequate financing in 2017 placed severe constraints on moving development forward across product silos
- The acquisition of Nemus by Emerald Health permitted a capital infusion to re-energize development programs
- The multi-billion dollar disease targets identified by Nemus are global and in most cases, represent urgent medical need
- The overriding goals of Nemus are to advance programs until drug candidates can be:
  - Co-developed with a partner
  - Out-licensed to a partner
  - Sale of the molecule to an acquirer
- Development is now focused on utilizing active pharmaceutical ingredient (API) that is biosynthetically manufactured to introduce this into the testing and regulatory process; we anticipate long-term cost-efficiencies associated with this method of manufacturing

Nemus Revised Timeline Relative to Goals (II): Focus on synthesis and formulation

NEMUS BIOSCIENCE

Program	Synthesis	Formulation	Pre-clin Testing/ Animal Modeling	Clinical POC Study
Glaucoma NB1111	Q1'18-Q2'18	Q2-Q3'18	Q3-Q4'18 • Canine • Primate • Pre-IND Mtg	Q4'18-Q1'19
Dry Eye Syndrome NB2222	Q1'18-Q3'18	Q2'18-Q3'18	Q2'18-Q4'18	TBD
Pain Syndromes NB2111	Q1'18-Q3'18	Q2'18-Q3'18	Q2'18-Q4'18	H1'19
Anti-Infective/MRSA NB3000 series	Q1'18-Q3'18	Q2'18-Q3'18	Q2'18-Q3'18	TBD
CINV NB1222	Prioritization Pending Further Market Analyses			

Management

NEMUS BIOSCIENCE



BRIAN MURPHY, MD, MPH, MBA – Chief Executive Officer; Chief Medical Officer, Director

Dr. Murphy has almost two decades of experience in drug development and evaluation, both from the academic and industry perspective. He most recently served as the CMO of Eiger Biosciences. Previously, Dr. Murphy was CMO at Valeant Pharmaceuticals International (VRX) where his responsibilities also included oversight of Global Medical Affairs, Clinical Development, Biostatistics, and Pharmacovigilance. Dr. Murphy also served as Medical Director, then VP of Marketing and Commercial Strategy of Hepatology for InterMune, Inc. (ITMN). Prior to InterMune, Dr. Murphy was Medical Director of North America for Antivirals/Interferons at Hoffmann-LaRoche. Murphy is board-certified in internal medicine and completed his residency at Tufts-New England Medical Center. He served as Chief Medical Resident in the Boston University Internal Medicine program. He went on to complete parallel fellowship tracts at Harvard Medical School (HMS) and the Massachusetts General Hospital in medicine and clinical epidemiology. He also completed a fellowship in Medical Ethics at HMS-Brigham and Women's Hospital. Dr. Murphy earned his MD, MPH (general public health), and MS (pharmacology) degrees from New York Medical College and is a graduate of the Harvard School of Public Health (MPH in Health Policy and Management). He earned his MBA at the Columbia University Graduate School of Business.



LIZ BERECZ, MA, CPA - Chief Financial Officer

Elizabeth Berecz is a seasoned financial executive with over 20 years of experience holding senior level positions in both private and public companies. She has proven success in leading strategic planning, financial reporting, and global system implementations for companies of various sizes. Liz started her career at Price Waterhouse Silicon Valley where she spent five years auditing several high profile public companies in the technology industry. She then spent 10 years holding key leadership positions in various publicly held Companies including Quantum Corporation (Corporate Controller), Business Objects (VP Finance and Administration), and Excite (VP Finance), followed by 10 years of key leadership roles in privately held Companies including CFO positions with Optical Shop International, StarTrac Inc., Power Balance Technologies, Inc. and most recently Bentley Mills, Inc. She also serves as an Adjunct Professor of Accounting and Finance at the University of San Francisco. Elizabeth received her BA in Economics from Stanford University and a MA in Sports Management from University of San Francisco.

Board of Directors and Strategic Advisors



Avtar Dhillon, MD
Executive Chairman of Emerald and Strategic Advisor to Nemus
Dr. Dhillon is currently the Executive Chairman for Emerald Life Sciences and the former President and CEO of Inovio Pharmaceutics Inc. He is a life sciences entrepreneur with more than 20 years' experience building public companies.



Punit Dhillon, BA
Board of Directors
Mr. Dhillon is the co-founder and CEO of OnoSec Medical, Inc. and the former Vice President of Finance and Operations at Inovio Pharmaceuticals, Inc. He has extensive management experience spanning corporate finance and M&A to strategy implementation.



Jim Heppell, Esq
Board of Directors
Mr. Heppell is the former founder, CEO and director of BC Advantage Life Sciences I fund and is currently a director at a number of public and private life science companies. Mr. Heppell has extensive experience in corporate finance law.



MAHMOUD A. ELSOHLY, PHD
Scientific Advisor
World's foremost expert on the science of cannabinoids. 300+ scientific publications . Research professor at The University of Mississippi.



DONALD I. ABRAMS, M.D.
Scientific Advisor
Chief, Hematology/Oncology at UCSF
Cancer and Integrative Medicine specialist with research interests in the development of anti-cancer therapeutics and palliative care medicines.

Contact

Company:
Brian Murphy, MD, MPH, MBA
CEO - CMO
brian@nemusbio.com

Investor Relations:
Adam Holdsworth
PCG Advisory Group
Tel: 646-862-4607
adamh@pcgadvisory.com

600 Anton Blvd., Suite 1100
Costa Mesa, CA 92626
949-396-0330
hello@nemusbio.com
www.nemusbioscience.com